UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  April 22, 2001

                       1StopSale.com Holdings Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

    Delaware                    0-31505                   23-3020677
 ---------------              ------------            -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

        1422 Chestnut Street, Suite #410, Philadelphia, PA 19102
        --------------------------------------------------------
          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 569-9176 Ext. 10


Item 5.  Other Events.

On April 22, 2001, 1StopSale.com Holdings Inc. (the "Registrant") entered into an agreement with Vstore Inc. to provide product fulfillment, e-commerce and other technology services for the operation of its Internet e-commerce storefronts. Such agreement is filed as Exhibit 99.1 hereto.

Item 7.  Exhibits.

(c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

         99.1   Agreement with Vstore Inc.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          1StopSale.com Holdings Inc.
                                          Registrant


DATED: April 23, 2001                     By: /s/ William Tay
       --------------                     ---------------------------
                                          William Tay
                                          President



                             EXHIBIT INDEX


 EXHIBIT                            DESCRIPTION
 -------                     --------------------------

 99.1                        Agreement with Vstore Inc.